FIRST AMENDMENT TO
CREDIT AGREEMENT

Dated as of October 24, 2013
among

DARDEN RESTAURANTS, INC.,
as Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent,

and

THE LENDERS PARTY HERETO

____________________________________________

WELLS FARGO BANK, N.A.,
as Syndication Agent

SUNTRUST BANK,
U.S. BANK NATIONAL ASSOCIATION
and
FIFTH THIRD BANK,
as Documentation Agents

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
WELLS FARGO SECURITIES, LLC,
SUNTRUST ROBINSON HUMPHREY, INC.
and
U.S. BANK NATIONAL ASSOCIATION,
as
Joint Lead Arrangers

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
WELLS FARGO SECURITIES, LLC,
as Joint Book Managers
___________________________________________

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of October 24, 2013 (the “First Amendment Effective Date”) is entered into among Darden Restaurants, Inc., a Florida corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent, have entered into that certain Credit Agreement dated as of October 3, 2011 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments.

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“CDOR” has the meaning specified in the definition of “Eurocurrency Base Rate.”

“LIBOR” has the meaning specified in the definition of “Eurocurrency Base Rate.”

“LIBOR Quoted Currency” means Dollars, Euro, Sterling and Yen, in each case, as long as there is a published LIBOR with respect thereto.

“Non-LIBOR Quoted Currency” means any currency other than a LIBOR Quoted Currency and Canadian Dollars.

(b)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Pricing Level			Debt Rating		Facility Fee	Applicable Rate for Eurocurrency Rate Loans; Letter of Credit Fee	Applicable Rate for Base Rate Loans
		S&P	Moody's	Fitch
I	>	BBB+	Baa1	BBB+	0.100%	0.900%	0%
II	=	BBB+	Baa1	BBB+	0.125%	1.000%	0%
III	=	BBB	Baa2	BBB	0.150%	1.100%	0.100%

IV	=	BBB-	Baa3	BBB-	0.200%	1.300%	0.300%
V	<	BBB-	Baa3	BBB-	0.250%	1.500%	0.500%

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P, Moody’s or Fitch (collectively, the “Debt Ratings”) of the Borrower’s non-credit-enhanced, senior unsecured long-term debt; provided that (a) if one of the respective Debt Ratings issued by the foregoing rating agencies falls within a different pricing level listed above (the “Pricing Level”), then the Pricing Level shall be set based on the Pricing Level shared by the other two rating agencies; (b) if the Debt Ratings issued by the foregoing rating agencies all fall within different Pricing Levels, then the Pricing Level shall be set based on the middle of such Pricing Levels; (c) if the Fitch Debt Rating is no longer available and there is a split in the remaining two Debt Ratings, then the Pricing Level shall be set based on the higher Debt Rating (provided that if the Debt Ratings are split by more than one Pricing Level, the Pricing Level shall be set based on the Pricing Level one level below the higher Debt Rating); (d) if the Borrower has only one Debt Rating, the Pricing Level shall be set based on that Debt Rating; and (e) if the Borrower does not have any Debt Rating, Pricing Level V shall apply.

Each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

(c)    The definition of “Eurocurrency Base Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Eurocurrency Base Rate” means:
(a)    for any Interest Period with respect to a Eurocurrency Rate Loan (i) denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant LIBOR Quoted Currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, or a comparable or successor rate, which rate is approved by the Administrative Agent in consultation with the Borrower (“LIBOR”), (ii) denominated in Canadian Dollars, the rate per annum equal to the Canadian Dealer Offered Rate, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time), at approximately 11:00 a.m. (Toronto, Ontario time), two Business Days prior to the commencement of such Interest Period, with a term equivalent to such Interest Period, or a comparable or successor rate which rate is approved by the Administrative Agent in consultation with the Borrower (“CDOR”), and (iii) denominated in any Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.06; and

(b)    for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time, determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that date;

provided, that, to the extent a comparable or successor rate is approved by the Administrative Agent in consultation with the Borrower, the approved rate shall be applied to the applicable Interest Period in a manner consistent with market practice; provided, further, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied to the applicable Interest Period as otherwise reasonably determined by the Administrative Agent with the consent of the Borrower (such consent not to be unreasonably withheld).

(d)    Clause (a) of the definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(a) as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Committed Loan Notice; and

(e)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Maturity Date” means October 24, 2018.

(f)    The definition of “Public Filings” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Public Filings” means (i) the Borrower’s Annual Report on Form 10-K for the year ended May 26, 2013, (ii) the Borrower’s Quarterly Report on Form 10-Q for the quarter ended August 25, 2013 and (iii) the Borrower’s Current Reports on Form 8-K filed with the SEC on June 21, 2013, July 10, 2013 and September 20, 2013 and any other Current Reports on Form 8-K filed with the SEC after May 26, 2013 but before the First Amendment Effective Date.

(g)    The following language is hereby added as Section 2.17 of the Credit Agreement to read as follows:

2.17    Extension Option.

(a)    The Borrower may request an extension of the Maturity Date (no more than two times) for additional one-year periods (each, an “Extended Maturity Date”); provided that the Borrower provides written notice requesting the extension to the Administrative Agent not earlier than 90 days and not later than 30 days prior to the Maturity Date or the initial Extended Maturity Date, as applicable. The Administrative Agent shall promptly notify each of the Lenders of such request. Each Lender, acting in its sole discretion, shall respond to such request, whether affirmatively or negatively (each Lender that determines not to so extend its Maturity Date or its initial Extended Maturity Date, as applicable (a “Non-Extending Lender”)), within 10 Business Days of such notice from the Administrative Agent. Any failure by any Lender to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender of such request and any such Lender shall be deemed to be a Non-

Extending Lender. The Commitments of those Lenders that have responded affirmatively shall be extended, subject to (x) receipt by the Administrative Agent of counterparts of an Extension Agreement in substantially the form of Exhibit F hereto (the “Extension Agreement”) duly completed and signed by the Borrower, the Administrative Agent, the L/C Issuer and all of the Lenders which have responded affirmatively, (y) each of the conditions set forth in clause (c) of this Section 2.17 and (z) if applicable, receipt by the Administrative Agent of an Assignment and Assumption for each Assuming Lender (as defined below). No extension of the Commitments pursuant to this Section 2.17 shall be legally binding on any party hereto unless and until such Extension Agreement is so executed and delivered by the Required Lenders.

(b)    The Borrower may, if it so elects upon 5 Business Days’ notice to the Administrative Agent, replace the Commitments of each Non-Extending Lender with Commitments of one or more Eligible Assignees (each, an “Assuming Lender”) to assume, effective as of the Maturity Date or the initial Extended Maturity Date, as applicable, any Non-Extending Lenders’ Commitments and all of the obligations of such Non-Extending Lenders under this Agreement thereafter relating to such Commitments, without further recourse to or warranty by, or expense to such Non-Extending Lenders (and, for the avoidance of doubt, if such Assuming Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date); provided that any such designation or agreement may not increase the Aggregate Commitments. This Section 2.17(b) shall be subject to the conditions that:

(i)    the Assuming Lenders shall have paid to the Non-Extending Lenders the aggregate principal amount of, and any interest and fees accrued and unpaid up to but excluding the Maturity Date or the initial Extended Maturity Date, as applicable, on, the outstanding Loans and Letters of Credit, if any, of the Non-Extending Lenders under their respective Commitments being assumed;

(ii)    all additional costs, reimbursements, expense reimbursements and indemnities due and payable to the Non-Extending Lenders in respect of such Commitments shall have been paid by the Borrower; and

(iii)    with respect to any such Assuming Lender, the applicable processing and recordation fee required under Section 10.06(b)(iv) for such assignment shall have been paid by the Assuming Lender (or, if it has been so agreed, by the Borrower).

On or prior to the Maturity Date or the initial Extended Maturity Date, as applicable, each Assuming Lender shall have delivered to the Borrower and the Administrative Agent an Assignment and Assumption as to its assumption of the Commitments of Non-Extending Lenders. Upon execution and delivery of the foregoing Assignment and Assumption, satisfaction of all conditions described in the penultimate sentence of clause (a) of this Section 2.17 and the payment of all amounts referred to in clauses (i) through (iii) above, the Assuming Lenders, as of the Maturity Date or the initial Extended Maturity Date, as applicable, will be substituted for the Non-Extending Lenders under this Agreement to the extent of their assumed Commitments and shall be Lenders for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lenders, and the obligations of the Non-Extending Lenders to such extent hereunder shall, by the provisions hereof, be released and discharged.

(c)    Conditions to Effectiveness of Extensions. The extension of the Maturity Date or initial Extended Maturity Date, as applicable, pursuant to this Section 2.17 is subject to the following conditions precedent:

(i)no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;

(ii)the representations and warranties of the Borrower contained in Article V shall be true and correct in all material respects on and as of the date of such extension and after giving effect thereto, except (A) that the representations and warranties in Sections 5.05(c) and 5.06 that are qualified by reference to “Public Filings” shall be qualified by reference to the Borrower’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Qs and Current Reports on Form 8-K filed since the last day of the Borrower’s most recently completed fiscal year, (B) the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 and (C) that the representation and warranty contained in subsection (c) of Section 5.05 shall refer to the last day of the Borrower’s most recently completed fiscal year rather than May 29, 2011;

(iii)on the Maturity Date or the initial Extended Maturity Date, as applicable, of each Non-Extending Lender, the Borrower shall prepay any Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of the Maturity Date or the initial Extended Maturity Date, as applicable; and

(iv)receipt by the Administrative Agent of such certificates of resolutions or other action and incumbency certificates evidencing the identity and authority of each Responsible Officer thereof authorized to act as a Responsible Officer on behalf of the Borrower in connection with such extension, along with such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed and that the Borrower is validly existing, and in good standing in its jurisdiction of organization, including certified copies of the Borrower’s Organization Documents and a certificate of good standing from the Borrower’s jurisdiction of organization.

(d)    The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary or appropriate in order to document the extension of the Maturity Date or the initial Extended Maturity Date, as applicable, and such other technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the extension of the Maturity Date or the initial Extended Maturity Date, as applicable, in each case on terms consistent with this Section 2.17. All such amendments entered into with the Borrower and the Administrative Agent shall be binding and conclusive on the Lenders.

(e)    Conflicting Provisions. This Section 2.17 shall supersede any provisions of Sections 2.13 or 10.01 to the contrary.

(h)    Exhibit 1 attached hereto is hereby added as Exhibit F to the Credit Agreement.

2.    Conditions Precedent. This Agreement shall be effective upon the satisfaction of the following conditions precedent:

(a)    Deliveries. The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies or other electronic imaging means (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Borrower, each dated the First Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the First Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i)    counterparts of this Agreement executed by the Borrower, each Lender and the Administrative Agent;

(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require evidencing the identity and authority of each Responsible Officer thereof authorized to act as a Responsible Officer on behalf of the Borrower in connection with this Agreement;

(iii)    such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed and that the Borrower is validly existing, and in good standing in its jurisdiction of organization, including certified copies of the Borrower’s Organization Documents and certificate of good standing from the Borrower’s jurisdiction of organization; and

(iv)    an opinion of Hunton & Williams LLP addressed to the Administrative Agent and each Lender.

(b)    Fees. Receipt by the Administrative Agent, MLPFS and the Lenders of any fees required to be paid on or before the First Amendment Effective Date.

(c)    Attorney Costs. The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent.

3.    Miscellaneous.

(a)    Except as otherwise modified by this Agreement, the Credit Agreement and the obligations of the Borrower thereunder and under the other Loan Documents shall remain in full force and effect according to their terms. This Agreement is a Loan Document.

(b)    The Borrower represents and warrants to the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Borrower contained in Article V of the Credit Agreement shall be true and correct in all material respects on and as of the First Amendment Effective Date, except (A) that any reference to “Public Filings” in such representations and warranties as of the First Amendment Effective Date shall mean “Public Filings” as amended hereby, (B) that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (C) that the representation and warranty contained in subsection (c) of Section 5.05 shall refer to the date of May 26, 2013 rather than May 29, 2011, and (ii) no Default or Event of Default exists, or will result from the entering into of this Agreement, as of the First Amendment Effective Date.

(c)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DARDEN RESTAURANTS, INC.,
a Florida corporation

By: /s/ William R. White III
Name:    William R. White III
Title:    Senior Vice President and Treasurer

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By: /s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Vice President

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Brooke Correa
Name: Brooke Correa
Title: Director

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By: /s/ Garrett O’Malley
Name: Garrett O’Malley
Title: Director

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, an Ohio banking corporation,
as a Lender

By: /s/ John A. Marian
Name: John A. Marian
Title: Vice President

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

MIZUHO CORPORATE BANK (USA),
as a Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Senior Vice President

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

DARDEN RESTAURANTS, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT

Exhibit 1

EXHIBIT F

FORM OF EXTENSION AGREEMENT

Bank of America, N.A., as Administrative Agent
for the Lenders party to the Credit Agreement
referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective _________, 201_, its Commitment and the Maturity Date under the Credit Agreement, dated as of October 3, 2011, as amended by the First Amendment to Credit Agreement, dated as of October 24, 2013 (as amended, supplemented or modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Darden Restaurants, Inc., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, for an additional one-year period to ________, 201_ pursuant to Section 2.17 of the Credit Agreement.

Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect.

This Extension Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[NAME OF LENDER]
By:
Name:
Title:

Agreed and accepted:

DARDEN RESTAURANTS, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: